U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act File Number 811-23460

Accordant ODCE Index Fund
(Exact name of registrant as specified in charter)

6710 E. Camelback Rd.
Suite 100
Scottsdale, AZ 85251
(Address of Principal Executive Offices)

Greg Stark
Accordant Investments LLC
6710 E. Camelback Rd.
Suite 100
Scottsdale, AZ 85251
(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (888) 778-7781

Date of fiscal year end: June 30

Date of reporting period: July 1, 2025 - December 31, 2025

Item 1. Report to Shareholders

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

accordant

ODCE Index Fund

Semi-Annual Report

December 31, 2025

888.778.7781

accordantinvestments.com

Contents

Shareholder Letter	1
Company Performance	7
Schedule of Investments	9
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to Financial Statements	17
Shareholder Meeting Results	26
Additional Information	28
Service Providers	29
Privacy Notice	30

Accordant ODCE Index Fund	Shareholder Letter

December 31, 2025 (Unaudited)

Dear Shareholder,

We are pleased to present this semi-annual report for the Accordant ODCE Index Fund (“Fund”) for the period ended December 31, 2025 (the “Reporting Period”). This report includes a discussion of the Fund’s investment strategy, macroeconomic perspective, real estate outlook, and return performance. Market data and performance continue to support our view at the beginning of the year that values have largely hit bottom, and indeed the Index has now experienced six quarters of positive returns. However, we also discuss that the recovery will be uneven and what you own will matter more than ever.

Fund Strategy

The Fund continues to provide shareholders with a non-correlated allocation to core real estate through an indexed exposure to the NFI-ODCE Index – Open End Diversified Core Equity (“NFI-ODCE Index” or “Index”). This exposure offers reliable income, portfolio diversification, and attractive risk-adjusted returns.

The NFI-ODCE Index is widely recognized as the premier “core” institutional real estate index in the U.S. and is used by institutional investors as the benchmark for private real estate performance. The Index has a 48-year track record and follows tightly defined inclusion criteria, requiring managers to maintain strict reporting and transparency standards while adhering to conservative investment guidelines. This approach helps guard against high-risk investment tactics, such as excessive leverage or concentration risk. In line with these principles, the Fund seeks to have attributes comparable to the NFI-ODCE Index by exclusively investing in private real estate funds that are constituents of the Index.

Fund Performance

The Fund’s net return continues to closely track the NFI-ODCE Index performance. Over the previous 1-year period, the Fund’s net return was 1.56% compared to the 0.70% return of the NFI-ODCE Index. The Fund continues to meet its investment objective of providing a low-cost private real estate indexing solution to investors as evidenced by its low tracking error relative to the performance of the NFI-ODCE Index. The following chart shows how the Fund has performed since inception compared to other primary asset classes:

During the past year, the S&P 500 generated a total return of 17.88%; meanwhile, bonds, as represented by the Bloomberg U.S. Aggregate Bond Index, produced an 8.53% total return over the same period. As a reminder, entering 2025, the stock market was near all-time highs, having logged its second straight year of 20% + gains, something not seen since the late 1990s. While the stock market fell 14% in April 2025 in response to the tariff announcement on Liberation Day, the subsequent 15% rebound to record highs clearly indicates we missed this prediction, as indirect as it may have been. Ironically, the stock market’s refusal to abate may have unintentionally benefited real estate—a key point we will discuss in detail later.

Semi-Annual Report | December 31, 2025	1

Accordant ODCE Index Fund	Shareholder Letter

December 31, 2025 (Unaudited)

Core Real Estate Market Update

Approaching an Inflection Point: The Next Phase of an Imperfect Recovery

Experienced investors generally concur that recent years have been among some of the most challenging periods for private real estate. What lacks consensus is where we are in the cycle today. There’s a broad spectrum of views. At one end are pessimists, worried about a false recovery, while at the other are eternal optimists who have called for double-digit returns every year, even in recent down markets. We have a more balanced assessment, believing that values have bottomed out, but the market is not yet out of the woods for all sectors, as real estate is approaching an important inflection point in 2026.

So, what do we mean by an inflection point? In our view, it’s a convergence of several factors—supportive macroeconomic conditions, stabilizing valuations, solid fundamentals, favorable capital costs, and healthy investor demand. The following highlights the key reasons that we are cautiously optimistic that these conditions may very well begin to reveal themselves in 2026:

Stabilizing Values: Market participants are moving from defensive postures to selective buying as recent data shows steady, incremental gains in property pricing. This is evidenced by NCREIF’s ODCE Index performance, which posted consecutive positive quarters through 2025, with the one-year return being the strongest since late 2022 and quarterly appreciation hovering near flat—a sign that the nine-quarter downdraft has largely run its course. Green Street’s real-time CPPI shows values inching higher month-over-month through Q4 2025 and ~1.3% over the past year. While values still remain 20-25% below the 2022 peak, the recent quarter’s performance is consistent with early-cycle stabilization. Similarly, our internal projection suggests the NFI-ODCE Index will deliver a 5.5% total return over the next 12 months, which, if accurate, will be the strongest performance since 2022. In aggregate, these data points suggest that the real estate values are indeed on the path to stabilization

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Accordant ODCE Index Fund	Shareholder Letter

December 31, 2025 (Unaudited)

Selection vs Allocation Effect: One Should Matter More than the Other

Investors often want to know the drivers of performance. In private real estate attribution, allocation effect and selection effect are two components used to explain why a portfolio outperforms or underperforms a benchmark. Let’s start by providing some context on both allocation and selection effects, and then we’ll examine their potential impact going forward.

Exhibit 2: Asset Selection Matters More Again & Sector

Allocation Will no Longer Drive Outperformance

Semi-Annual Report | December 31, 2025	3

Accordant ODCE Index Fund	Shareholder Letter

December 31, 2025 (Unaudited)

Winner & Losers: Navigating a New Set of Property Fundamentals

The backdrop for private real estate as we move into 2026 looks nothing like the environment investors faced in 2023 and 2024. Those years were defined by rapid interest-rate hikes, painful price discovery, and uneven sector performance that tested even the most disciplined strategies. Today, the narrative is shifting. The supply side of the market, once a relentless headwind, is finally cooling. Development pipelines are shrinking across major property types, and speculative construction has all but disappeared. At the same time, demand is stabilizing and, in some sectors, beginning to accelerate. The market is shifting away from pandemic-era volatility toward a more measured and sustainable growth trajectory. With this perspective in mind, the following highlights our outlook for 2026 across the major property types:

Exhibit 3: Best Performing Property Type

Supply and Demand

Shrinking new supply paired with resilient or recovering occupier demand—sets the stage for a gradual normalization of fundamentals. But we understand not all real estate is created equal; the nuances truly matter. While Industrial and residential saw significant new supply enter the market in 2023 and 2024, virtually no new supply is in process to deliver in 2026 which may drive NOI growth in the coming years.

Exhibit 4:

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Accordant ODCE Index Fund	Shareholder Letter

December 31, 2025 (Unaudited)

Conclusion

Looking ahead, there are always risks that investors must navigate as the world around them changes. At Accordant, you will continue to hear the same key themes that drive our focus over the long term. The increase in the stock market has put private real estate on the radar of many investors, largely due to the extreme under allocation that has resulted. According to Preqin, 70% of institutional real estate investors are under allocated relative to their target weightings. We still believe that taking asset allocation risk is not a prudent approach, particularly during periods of elevated uncertainty. Add to that the fact that, “Real estate is becoming too cheap to ignore,” according to the Wall Street Journal. Therefore, investors must weigh whether the next dollar invested is better placed in a stock market that is overvalued by most measures or in an alternate asset class, such as real estate, that has an attractive entry point (down nearly 20% from its peak) and appears poised for a recovery.

Private real estate remains one of the most stable sectors during turbulent times. While the public equity markets will always be more prone to volatility, private real estate offers a much-needed diversification tool for investors who recognize the value in tangible, income-generating assets that provide true non-correlated returns to stocks and bonds.

For those who are fully allocated to private real estate, we believe you should feel confident in the sector’s resilience and growth potential. And for those who have not yet optimized their allocations, this may be the moment to reconsider your position. Whether focusing on high quality, core assets, or jumping into newly emerging opportunities that capitalize on investing in assets below replacement cost or the demand for tech-related real estate, we believe there are compelling reasons to act now.

On behalf of our team at Accordant Investments, we want to thank you for your continued trust in these challenging yet promising times. We remain committed to building transparent, high-quality solutions that align with your investment goals.

Garrett Zdolshek

Chief Investment Officer

Semi-Annual Report | December 31, 2025	5

Accordant ODCE Index Fund	Shareholder Letter

December 31, 2025 (Unaudited)

Sources

Exhibit 1 & 2: ODCE net total return indexed to 100 (4Q 2019 = 100) as of 4Q 2025. Gross total return indexed to 100 (4Q 2019 = 100) for REITS, S&P 500 & Bonds as of 4Q 2025. Source: IDR, NFI-ODCE Index, S&P 500 Index, NAREIT All Equity REIT Index and Bloomberg Barclays U.S. Aggregate Bond Index.

Exhibit 3: 1-Yr & 5-Yr preliminary trailing net total return data as of 4Q 2025. Long-term average based on the 5-Yr trailing net total return. Performance Inflection Points refer to periods where quarterly net total returns of the NFI-ODCE Index shifted from negative to positive. Source: IDR, Component Funds, NFI-ODCE Index (“ODCE”).

Exhibit 4: Fifteen-year correlation of total gross returns for all asset classes as of 4Q 2025. Past performance is not indicative of future results. All indices are unmanaged and not directly investable. Source: NFI-ODCE Index (“Private Real Estate”), FTSE Nareit Equity (“REITs”), S&P 500 (“U.S. Stocks”), Bloomberg Barclays U.S. Aggregate Bond Index (“Bonds”).

Important Disclosures

Accordant Investments LLC (“Accordant”) is an SEC registered investment adviser. For more information about our services and disclosures, please visit our website at www.accordantinvestments.com. This content does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation of any security or any other product or service managed by Accordant.

NCREIF Fund Index – Open End Diversified Core Equity (the “NFI-ODCE Index”). Indexes are unmanaged, do not incur management fees, costs, and expenses, and cannot be invested in directly. Diversification strategies do not ensure a profit and do not protect against losses in declining markets. The selected examples of specific types of investments were selected for illustrative purposes only and are not necessarily representative of all transactions of a given type with regard to performance and/or operating metrics.

Past performance is no guarantee of future results. Therefore, you should not assume that the future performance of any specific investment or investment strategy will be profitable or equal to corresponding past performance levels. Inherent in any investment is the potential for loss. It should not be assumed that any investments in securities, companies, sectors, or markets identified and described in this were or will be profitable.

This content is provided for informational purposes only, and should not be relied upon as legal, business, investment, or tax advice. Furthermore, this content is not directed at nor intended for use by any investors or prospective investors and may not under any circumstances be relied upon when making a decision to invest in any strategy managed by Accordant.

This market update contains forward-looking statements which include statements, express or implied, regarding current expectations, estimates, projections, opinions, and beliefs of Accordant. Such statements are forward-looking in nature and involve a number of known and unknown risks, uncertainties and other factors. Accordant’s opinions may change, and actual results may differ materially from the forward-looking statements.

Certain information contained in here has been obtained from third-party sources. While taken from sources believed to be reliable, Accordant has not independently verified such information and makes no representations about the accuracy of the information or its appropriateness for a given situation. In addition, this content may include third-party advertisements; Accordant has not reviewed such advertisements and does not endorse any advertising content contained therein. Charts and graphs provided within are for informational purposes solely and should not be relied upon when making any investment decision.

No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Accordant’s prior written consent.

6	www.accordantinvestments.com

Accordant ODCE Index Fund	Company Performance

December 31, 2025 (Unaudited)

Net Total Returns (as of December 31, 2025)*

	6 Month	1 Year	3 Year	Average Annual Since Inception	Inception Date
Accordant ODCE Index Fund - A - NAV	2.03%	3.20%	-4.23%	2.20%	November 1, 2023
Accordant ODCE Index Fund - A – LOAD**	-3.84%	-2.73%	-6.11%	0.94%	November 1, 2023
Accordant ODCE Index Fund - I - NAV	2.25%	3.54%	-4.05%	2.33%	September 11, 2023
Accordant ODCE Index Fund - Y - NAV	2.25%	3.54%	-4.06%	2.32%	November 1, 2023
S&P 500® Total Return Index	11.00%	17.88%	23.01%	13.51%	November 1, 2023
Bloomberg U.S. Aggregate Bond Index	3.15%	7.30%	4.66%	0.27%	November 1, 2023
NFI-ODCE Net Total Return Index(a)	1.22%	2.92%	-4.25%	2.24%	November 1, 2023

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 888.778.7781 or by visiting www.accordantinvestments.com.

*	The Accordant ODCE Index Fund (the “Fund”) was previously registered as the IDR Core Property Index Fund, Ltd. (the “Predecessor Fund”). The Predecessor Fund previously charged a management fee of 40 bps while the Fund now charges 60 bps. Fund returns shown in this report are net of fees and for prior to September 11, 2023, reflects a 40 bps management fee and for performance on and after September 11, 2023, reflects a 60 bps management fee. The performance shown reflects a continuation of performance from the Predecessor Fund to the Fund. While the Fund has a different investment advisor than the Predecessor Fund, the Fund’s portfolio management is substantially similar to the Predecessor Fund. Inception date of the Class I shares is September 11, 2023. Class A shares and Class Y shares are available as of November 1, 2023.
**	Adjusted for maximum sales charge of 5.75%.

(a)	The NFI-ODCE is a capitalization-weighted, gross and net of fee, time-weighted return index with an inception date of December 31, 1977.

Performance of $500,000 Initial Investment (as of December 31, 2025)

The graph shown above represents historical performance of a hypothetical investment of $500,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The NFI-ODCE Net Total Return Index serves as the Fund’s performance index because Accordant Investments LLC, the Fund’s investment adviser, believes it is representative of the Fund’s investment strategy. The S&P 500® Total Return Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The Bloomberg U.S. Aggregate Bond Index serves as a supplemental index for the Fund.

Semi-Annual Report | December 31, 2025	7

Accordant ODCE Index Fund	Company Performance

December 31, 2025 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Prime Property Fund, LLC	14.00%
PRISA LP	12.95%
SPF FIV 2 (US) LP	7.74%
CBRE U.S. Core Partners, LP	5.83%
Clarion Lion Properties Fund, LP	5.58%
TA Realty Core Property Fund, LP	5.06%
RREEF America II, LP	4.43%
LaSalle Property Fund GP, L.P	4.29%
MetLife Core Property Fund, L.P	3.82%
Heitman American Real Estate Trust, LP	3.74%
Top Ten Holdings	67.44%

Asset Allocation (as a % of Net Assets)*

*	Top Ten Holdings and Asset Allocation are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

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Accordant ODCE Index Fund	Schedule of Investments

December 31, 2025 (Unaudited)

	Original Acquisition Date	Shares/ Units	Percent of Net Assets	Cost	Fair Value
PRIVATE REAL ESTATE INVESTMENT FUNDS (83.20%)
United States (83.20%)(a)(b)(c)
AEW Core Property (US), L.P.	4/11/2025	3,912	2.50%	$4,000,000	$4,007,531
ARA Core Property Fund, LP	10/3/2022	31	2.33%	3,977,143	3,737,533
ASB Allegiance Real Estate Fund, LP (d)	12/31/2021	1,384	1.14%	2,022,731	1,817,795
BGO Diversified US Property Fund LP	10/1/2021	513	0.79%	1,315,873	1,260,703
BlackRock US Core Property Fund, L.P.	1/1/2022	1,000	0.57%	1,208,586	913,768
CBRE U.S. Core Partners, LP	12/31/2021	6,261,552	5.83%	9,896,832	9,329,977
Clarion Lion Properties Fund, LP	4/1/2021	5,947	5.58%	8,900,136	8,939,252
Heitman American Real Estate Trust, LP	12/3/2024	4,778	3.74%	5,408,682	5,984,803
Invesco Core Real Estate - U.S.A., L.P.	4/1/2021	9	0.91%	1,710,830	1,456,555
LaSalle Property Fund GP, L.P. (e)	10/2/2025	4,086	4.29%	6,779,468	6,873,755
MetLife Core Property Fund, L.P.	4/2/2025	4,377	3.82%	5,980,575	6,110,269
Prime Property Fund, LLC	6/30/2021	1,178	14.00%	22,481,943	22,405,850
Principal U.S. Property Fund, L.P.	11/21/2024	696,521	3.23%	5,121,673	5,172,321
PRISA LP	4/1/2021	9,784	12.95%	19,700,851	20,721,946
RREEF America II, LP	1/1/2022	56,003	4.43%	7,373,761	7,089,226
Smart Markets Fund, L.P.	9/1/2021	1,295	1.39%	2,180,944	2,224,316
SPF FIV 2 (US) LP	10/1/2021	1,082,265	7.74%	12,683,083	12,387,603
TA Realty Core Property Fund, LP	10/1/2024	6,374	5.06%	8,125,406	8,105,961
Trumbull Property Fund LP	10/28/2024	61	0.34%	516,558	539,058
U.S. Real Estate Investment Fund, LLC	7/1/2022	3,535	2.56%	4,492,290	4,101,840
TOTAL United States				$133,877,365	$133,180,062

TOTAL Private Real Estate Investment Funds				$133,877,365	$133,180,062

	Yield		Shares	Percent of Net Assets	Cost	Fair Value
Short Term Security (16.50%)
MONEY MARKET FUND (16.50%)
Fidelity Investments Money Market Government Portfolio Class I	3.660	%(f)	21,382,421	13.36%	$21,382,421	$21,382,421
Tristate Capital Bank	4.049	%(f)	5,023,917	3.14%	5,023,917	5,023,917

TOTAL Short Term Security					$26,406,338	$26,406,338

TOTAL INVESTMENTS (99.70%)					$160,283,703	$159,586,400
Other Assets In Excess Of Liabilities (0.30%)						482,885
NET ASSETS (100.00%)						$160,069,285

(a)	Restricted security. All of the Private Real Estate Investment Funds were restricted securities. The total cost and fair value of these restricted investments as of December 31, 2025 were $133,877,365 and $133,180,062, respectively, which represent 83.20% of total net assets of the Fund.
(b)	Redemptions permitted quarterly and redemption notices for the private real estate investment funds is 90 days or less.
(c)	In accordance with ASC 820-10, Private Real Estate Investment Funds are valued using the practical expedient methodology.
(d)	Non-Income Producing Security.
(e)	The investment has an unfunded capital commitment of $1.236 million as of 12/31/2025
(f)	The rate shown is the 7-day effective yield as of December 31, 2025.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2025	9

Accordant ODCE Index Fund	Statement of Assets and Liabilities

December 31, 2025 (Unaudited)

ASSETS
Investments, at value (Cost 160,283,703)	$159,586,400
Distributions from investments and interest receivable	1,265,898
Receivable due from Adviser	168,144
Prepaid expenses and other assets	27,831
Total assets	161,048,273

LIABILITIES
Payable for investments purchased	533,652
Payable for administration fees	59,959
Payable for transfer agency fees	294,550
Payable to Chief Compliance Officer	3,724
Accrued expenses and other liabilities	87,103
Total liabilities	978,988
NET ASSETS	$160,069,285

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$161,000,853
Accumulated Deficit	(931,568)
NET ASSETS	$160,069,285

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$9.18
Net Assets	$9,590
Shares of beneficial interest outstanding	1,044
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$9.74
Class I:
Net Asset Value, offering and redemption price per share	$9.23
Net Assets	$57,554,950
Shares of beneficial interest outstanding	6,233,174
Class Y:
Net Asset Value, offering and redemption price per share	$9.23
Net Assets	$102,504,745
Shares of beneficial interest outstanding	11,104,547

See Notes to Financial Statements.

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Accordant ODCE Index Fund	Statement of Operations

For the Six Months Ended December 31, 2025 (Unaudited)

INVESTMENT INCOME
Distributions from investments	$462,980
Interest	343,501
Total investment income	806,481

EXPENSES
Investment advisory fees (Note 3)	307,279
Administrative fees	93,529
Transfer agency fees	212,372
Professional fees	61,551
Legal expense	157,280
Custodian fees	17,693
Trustees’ fees and expenses	138,479
Interest expense	2,556
Other	37,702
Total expenses before waiver	1,028,441
Less fees waived/reimbursed by Adviser	(459,087)
Total expenses	569,354
NET INVESTMENT INCOME	237,127

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	923,428
Net change in unrealized appreciation on investments	1,662,713
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,586,141
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,823,268

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2025	11

Accordant ODCE Index Fund	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2025 (Unaudited)	For the Year Ended June 30, 2025
OPERATIONS
Net investment income	$237,127	$223,901
Net realized gain/(loss)	923,428	(34,776)
Net change in unrealized appreciation	1,662,713	651,911
Net increase in net assets resulting from operations	2,823,268	841,036

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(191)	(70)
Class I	(1,088,750)	(460,641)
Class Y	(1,029,136)	(2,366)
Return of capital:
Class A	–	(302)
Class I	–	(1,010,617)
Class Y	–	(5,590)
Net decrease in net assets from distributions	(2,118,077)	(1,479,586)

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares
Class A	–	–
Class I	14,143,184	21,414,190
Class Y	100,550,000	100,000
Issued to shareholders in reinvestment of distributions
Class A	191	373
Class I	165,570	315,171
Class Y	1,021,016	6,953
Cost of shares redeemed
Class I	(2,844,191)	(6,559,040)
Net increase in net assets from capital share transactions	113,035,770	15,277,647

Net increase in net assets	113,740,961	14,639,097

NET ASSETS
Beginning of period	46,328,324	31,689,227
End of period	$160,069,285	$46,328,324

Capital Share Transactions:
Shares Sold:
Class A	–	–
Class I	1,525,496	2,301,013
Class Y	10,964,201	10,776
Shares reinvested:
Class A	21	40
Class I	17,965	34,029
Class Y	110,501	751
Shares repurchased:
Class I	(307,275)	(703,162)
Net increase in capital share transactions	12,310,909	1,643,447

See Notes to Financial Statements.

12	www.accordantinvestments.com

Accordant ODCE Index Fund	Statement of Cash Flows

For the Six Months Ended December 31, 2025 (Unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$2,823,268
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(101,956,995)
Proceeds from disposition of investment securities(1)	1,538,197
Net purchases of short-term investment securities	(10,069,907)
Net realized gain on investments	(923,428)
Net change in unrealized (appreciation)/depreciation on investments	(1,662,713)
(Increase)/Decrease in Assets:
Distributions from investments and interest receivable	(1,045,057)
Prepaid expenses and other assets	(24,520)
Receivable due from Adviser	438,213
Increase/(Decrease) in Liabilities:
Payable for administration fees	(84,403)
Payable for transfer agency fees	162,823
Payable to Chief Compliance Officer	(6,863)
Accrued expenses and other liabilities	(106,308)
Net Cash Used by Operating Activities	(110,917,693)

Cash Flows from Financing Activities:
Proceeds from shares sold, net of change in proceeds from sale of shares received in advance	114,693,184
Payments for shares repurchased, net of change in capital withdrawals payable	(2,844,191)
Distributions paid to shareholders, net of reinvestments and change in distributions payable	(931,300)
Net Cash Provided by Financing Activities	110,917,693

Net Change in Cash	–

Cash Beginning of Period	$–
Cash End of Period	$–

Non-cash financing activities consist of reinvestment of distributions of:	$1,186,777
Cash paid for interest on lines of credit during the year was:	$2,556

(1)	Return of Capital (“ROC”) distributions comprised of $1,152,406

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2025	13

Accordant ODCE Index Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended December 31, 2025 (Unaudited)		For the Year Ended June 30, 2025	For the period November 1, 2023 to June 30, 2024(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.18		$9.35	$10.48

INCOME FROM OPERATIONS
Net investment income/(loss)(b)	0.16		0.04	(0.03)
Net realized and unrealized gain/(loss) on investments	0.03		0.16	(0.81)
Total from investment operations	0.19		0.20	(0.84)

DISTRIBUTIONS
From net investment income	(0.19)		(0.07)	(0.03)
From Return of Capital	–		(0.30)	(0.26)
Total distributions	(0.19)		(0.37)	(0.29)

DECREASE IN NET ASSET VALUE	–		(0.17)	(1.13)
NET ASSET VALUE, END OF PERIOD	$9.18		$9.18	$9.35

TOTAL RETURN(d)	2.03%		2.21%	(8.05	%)(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$10		$9	$9

RATIOS TO AVERAGE NET ASSETS(f)
Ratio of expenses to average net assets including fee waivers/reimbursements	1.36	%(e)	1.37%	1.38	%(e)
Ratio of expenses to average net assets without fee waivers/reimbursements	2.86	%(e)	5.32%	8.86	%(e)

Net investment income/(loss)	0.07	%(e)	0.38%	(0.52	%)(e)

PORTFOLIO TURNOVER RATE	0	%(g)	10%	3%

(a)	Class A commenced operations on November 1, 2023
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Total return would have been lower had management not waived fees.
(e)	Annualized.
(f)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees.
(g)	Less than 0.5%

See Notes to Financial Statements.

14	www.accordantinvestments.com

Accordant ODCE Index Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended December 31, 2025 (Unaudited)		For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022		For the Period April 1, 2021 through June 30, 2021(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.21		$9.36	$10.93	$12.79	$10.28		$10.00

INCOME FROM OPERATIONS
Net investment income(b)	0.17		0.06	0.06	0.12	0.24		(0.01)
Net realized and unrealized gain/(loss) on investments	0.04		0.16	(1.12)	(1.48)	2.60		0.39
Total from investment operations	0.21		0.22	(1.06)	(1.36)	2.84		0.38

DISTRIBUTIONS
From net investment income (loss)	(0.19)		(0.07)	(0.05)	(0.15)	(0.13)		–
From net realized gain on investments	–		(0.30)	(0.46)	(0.35)	(0.20)		(0.10)
Total distributions	(0.19)		(0.37)	(0.51)	(0.50)	(0.33)		(0.10)

INCREASE/(DECREASE) IN NET ASSET VALUE	0.02		(0.15)	(1.57)	(1.86)	2.51		0.28
NET ASSET VALUE, END OF PERIOD	$9.23		$9.21	$9.36	$10.93	$12.79		$10.28

TOTAL RETURN(d)	2.25%		2.43%	(9.73%)	(11.03%)	27.96%		3.79	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$57,554		$46,044	$31,509	$30,632	$28,203		$6,000

RATIOS TO AVERAGE NET ASSETS(f)
Ratio of expenses to average net assets including fee waivers/reimbursements	1.11	%(e)	1.11%	0.92%	1.36%	0.14%		2.74	%(e)
Ratio of expenses to average net assets without fee waivers/reimbursements	2.68	%(e)	5.07%	7.49%	3.55%	6.66%		45.52	%(e)

Net investment income	0.33	%(e)	0.63%	0.58%	0.93%	2.05%		(0.58	%)(e)

PORTFOLIO TURNOVER RATE	0	%(g)	10%	3%	3%	0	%(g)	0	%(g)

(a)	Class I commenced operations on April 1, 2021.
(b)	Per share numbers have been calculated using the average method.
(c)	Not annualized.
(d)	Total return would have been lower had management not waived fees.
(e)	Annualized.
(f)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees.
(g)	Less than 0.5%.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2025	15

Accordant ODCE Index Fund – Class Y	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended December 31, 2025 (Unaudited)		For the Year Ended June 30, 2025	For the period November 1, 2023 to June 30, 2024(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.21		$9.36	$10.48

INCOME FROM OPERATIONS
Net investment income/(loss)(b)	0.19		0.06	(0.01)
Net realized and unrealized gain/(loss) on investments	0.02		0.16	(0.82)
Total from investment operations	0.21		0.22	(0.83)

DISTRIBUTIONS
From net investment income	(0.19)		(0.07)	(0.03)
From Return of Capital	–		(0.30)	(0.26)
Total distributions	(0.19)		(0.37)	(0.29)

INCREASE/(DECREASE) IN NET ASSET VALUE	0.02		(0.15)	(1.12)
NET ASSET VALUE, END OF PERIOD	$9.23		$9.21	$9.36

TOTAL RETURN(d)	2.25%		2.43%	(7.95	%)(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$102,505		$275	$172

RATIOS TO AVERAGE NET ASSETS(f)
Ratio of expenses to average net assets including fee waivers/reimbursements	1.11	%(e)	1.11%	1.12	%(e)
Ratio of expenses to average net assets without fee waivers/reimbursements	1.32	%(e)	5.07%	8.47	%(e)

Net investment income/(loss)	0.59	%(e)	0.63%	(0.23	%)(e)

PORTFOLIO TURNOVER RATE	0	%(g)	10%	3%

(a)	Class Y commenced operations on November 1, 2023
(b)	Per share numbers have been calculated using the average shares method.
(c)	Not annualized.
(d)	Total return would have been lower had management not waived fees.
(e)	Annualized.
(f)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees.
(g)	Less than 0.5%

See Notes to Financial Statements.

16	www.accordantinvestments.com

Accordant ODCE Index Fund	Notes to Financial Statements

December 31, 2025 (Unaudited)

1. ORGANIZATION

Accordant ODCE Index Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an “interval fund.” The Fund was formed as a Maryland corporation on April 11, 2019 and converted to a Delaware statutory trust during 2023.

The Fund’s investment objective is to employ an indexing investment approach that seeks to track the NCREIF Fund Index – Open End Diversified Core Equity (the “NFI-ODCE Index”) on a net-of-fee basis while minimizing tracking error. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in real estate investment vehicles that comprise the NFI-ODCE Index (the “Eligible Component Funds”). The NFI-ODCE Index performance is reported on a capitalization-weighted and equal-weighted basis and returns are reported gross and net of fees. Performance measurement and reporting is time-weighted. The National Council of Real Estate Investment Fiduciaries has established inclusion criteria guidelines for the NFI-ODCE Index, which similarly apply to each of the Eligible Component Funds in which the Fund invests. The NFI-ODCE Index is currently comprised of 25 Eligible Component Funds and the number of Eligible Component Funds the Fund expects to invest in may range from 20 to 25 under normal circumstances. Accordant Investments LLC (the "Adviser") serves as the investment adviser to the Fund, and IDR Investment Management LLC ("IDR" or "Sub-Adviser") (together with the Adviser, the “Advisers”) serves as the sub-adviser to the Fund. The Sub- Adviser of the Fund previously served as the adviser to the Fund prior to its conversion in September 2023. The Fund has been structured with the intent of providing exposure and streamlining investor access to real estate investment vehicles (the “Index Component Funds”), which includes the Eligible Component Funds. These Index Component Funds are those that invest in interests in real estate equity and debt, including mortgages and other interests therein, commonly through entities qualifying as real estate investment trusts (“REITs”). The Index Component Funds’ investments may be targeted in any one or more of the many sectors of the real estate market, including, but not limited to, the retail, office, multifamily, hospitality, industrial, residential, medical and self-storage sectors. The Fund is a Delaware statutory trust and intends to continue to qualify as a “real estate investment trust” (“REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund currently offers three classes of shares: Class A shares (“Class A Shares”), Class I shares (“Class I Shares”), and Class Y shares (“Class Y Shares” and together with the Class A and Class I Shares, the “Shares”). The Fund currently relies on exemptive relief granted by the SEC on October 24, 2023, permitting the Fund to issue multiple classes of shares with varying sales loads and asset based service and/or distribution fees. Class A Shares, Class I Shares and Class Y Shares will be continuously offered at the Fund’s net asset value (“NAV”) per share, plus, in the case of Class A Shares, a maximum sales load of up to 5.75%, from which a dealer-manager fee of up to 0.75% of offering proceeds may also be paid. Holders of Class A Shares, Class I Shares, and Class Y Shares have equal rights and privileges with each other, except that Class I Shares and Class Y Shares do not pay a sales load or dealer manager fees. Class I Shares and Class Y Shares are each not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class I or Class Y Shares to their selling agents. All shareholders are allocated the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Shareholders will be entitled to the payment of distributions when, as and if declared by the Board of Trustees (the "Board"). All shares have equal rights to the payment of distributions and the distribution of assets upon liquidation.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation and Use of Estimates – The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The Fund financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Determination of the Fund’s Net Asset Value – The Fund determines the NAV of its shares daily, as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). The calculation of NAV is made by the Fund’s sub-administrator, subject to the oversight of the Advisers and the administrator, based on valuation information provided by the Advisers. The NAV per share of the Fund’s shares is determined by dividing the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received) less the value of any liabilities (including accrued expenses or distributions), by the total number of shares outstanding.

Valuation of the Fund's Portfolio – The Board has designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. The Board has adopted policies and procedures for determining the fair value of the Fund’s assets, and has delegated responsibility for applying the valuation policies to the Adviser. The Adviser, pursuant to the policies adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s valuation policies, overseeing the calculation of the NAV per share for each class of shares and reporting to the Board. A large percentage of the assets in which the Index Component Funds invest will not have a readily ascertainable market price and will be fair-valued by the underlying fund. The Adviser provides the Board with periodic reports on a quarterly basis, or more frequently if necessary, describing the valuation process applicable to that period.

Semi-Annual Report | December 31, 2025	17

Accordant ODCE Index Fund	Notes to Financial Statements

December 31, 2025 (Unaudited)

Valuation of Private Investment Funds – The Fund’s investments generally include open-end and closed-end private investment companies. The sponsors or managers of these investment companies measure their investment assets at fair value and report a NAV per share or NAV equivalent at least quarterly (the “Investment NAV”). These funds have generally adopted valuation practices consistent with the valuation standards and techniques established by professional industry associations that advise the institutional real estate investment community. Such valuation standards seek general application of U.S. GAAP fair value standards, uniform appraisal standards and the engagement of independent valuation advisory firms. In accordance with ASC 820, Fair Value Measurements (“ASC 820”), the Fund has elected to apply the practical expedient, and to value its investments at their respective NAVs or NAV equivalents at each quarter.

The Fund evaluates whether use of the practical expedient remains appropriate at each valuation date. Circumstances under which the practical expedient may not be used include, but are not limited to: (i) periods in which a Component Fund has imposed redemption suspensions or significant withdrawal restrictions; (ii) instances where reported NAVs are not calculated as of a date sufficiently close to the Fund’s valuation date (“stale pricing”); or (iii) situations in which the Fund determines that the Component Fund’s valuation methodology or inputs do not represent fair value as defined under ASC 820. For the six months ended December 31, 2025, the valuation levels were not adjusted since further validation was not required.

In assessing the reasonableness of the NAV reported by each Component Fund , the Fund considers both qualitative and quantitative factors, including the transparency of the underlying pricing process, the nature and liquidity of the Fund’s investments the frequency with which the Component Fund calculates and reports NAV, and the presence of any withdrawal restrictions, lock-ups, gates, or other limitations on redemptions.

Underlying Funds – The valuation of the Fund’s investments in the Index Component Funds is based upon valuations provided by the underlying fund managers on a daily or quarterly basis. Such Investment NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the fund manager, if necessary. To the extent that the Fund does not receive timely information from the underlying funds regarding their valuations, and the NAV of the Fund’s own investment in such underlying fund, the Adviser, who has been named as the valuation designee by the Board, shall inform the Valuation Committee and a meeting may be called to determine fair value, and the Fund’s ability to accurately calculate the Fund’s NAV may be impaired.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Investment Transactions, Interest and Dividends – Investment transactions are recorded on trade date. Realized gains and losses on investment transactions are determined on a specific identification. Interest income and expense is recognized under the accrual basis. Dividend income is recognized on the ex-dividend date.

Income from Investment Companies – Distributions received or receivable from investments in investment companies are evaluated to determine if the distribution is income, capital gains or a return of capital. Generally, income is not recorded unless the manager of the investment Fund has declared the distribution, there is cash available to make the distribution and there are accumulated earnings in excess of the amount recorded as income. Distributions classified as a return of capital are a reduction in the cost basis of the investment. Realized gains and losses are recognized upon final disposal of the position. Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Fund and do not reflect management fees, advisory fees, performance fees or incentive allocations, brokerage commissions and other expenses incurred by investment companies in which the Fund is invested. These amounts are included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations. Also, included in the net change in unrealized appreciation (depreciation) on underlying investments is the Fund’s allocable share of realized and unrealized gains or losses from underlying investments held by the investment companies.

Unfunded Commitments – Typically, when the Fund invests in an underlying fund, the Fund makes a binding commitment to invest a specified amount of capital in the applicable Index Component Fund. The capital commitment may be drawn by the general partner of the underlying fund either all at once or through a series of capital calls at the discretion of the general partner. As such, an unfunded commitment represents the portion of the Fund’s overall capital commitment to a particular underlying manager that has not yet been called by the general partner of the underlying fund. Unfunded commitment may subject the Fund to certain risks. Further, the organizational documents of the underlying fund in which the Fund invests typically have set redemption schedules and notification requirements. As of December 31, 2025, the Fund had $1.236 million of unfunded commitments.

18	www.accordantinvestments.com

Accordant ODCE Index Fund	Notes to Financial Statements

December 31, 2025 (Unaudited)

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to qualify as a REIT pursuant to the Code. The Fund will continue to be organized and operate in such a manner as to qualify for taxation as a REIT under the applicable provisions of the Code. The Fund’s qualification as a REIT depends upon the continuing satisfaction by the Fund of requirements of the Code relating to qualification for REIT status. Some of these requirements depend upon actual operating results, distribution levels, diversity of stock ownership, asset composition, source of income and record keeping. Accordingly, while the Fund intends to continue to qualify to be taxed as a REIT, the actual results of the Fund or of certain subsidiaries that are also REITs (“REIT Subsidiaries”) for any particular year might not satisfy these requirements since the ability to satisfy such requirements depends on the operations of the underlying eligible component funds over which the Fund has no control.

The Fund will not monitor the underlying funds’ compliance with the requirements for REIT qualification. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the tax year ended December 31, 2024 or expected to be taken in the Fund’s December 31, 2025 year-end tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – To the extent the Fund has earnings available for distribution, it expects to distribute on a quarterly basis. The specific tax characteristics of the Fund’s distributions will be reported to shareholders after the end of the calendar year. The Fund’s quarterly distributions, if any, will be authorized and determined by the Board, out of assets legally available for distribution. Cash distributions to holders of the Fund’s Shares will automatically be reinvested under the Fund’s distribution reinvestment plan (the “DRIP”) in additional whole and fractional shares unless the investor elects to receive distributions in cash. Investors may terminate their participation in the DRIP with prior written notice to the Fund. Under the DRIP, shareholders’ distributions are reinvested in Shares of the same class of Shares owned by the shareholder for a purchase price equal to the NAV per share (for the class of Shares being purchased) on the date that the distribution is paid.

The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

The Fund has adopted a tax year end of December 31. The exact amount of distributable income for each tax year can only be determined at the end of the Fund’s tax year ended December 31. Under Section 19 of the 1940 Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The Fund, in order to qualify as a REIT, is required to distribute taxable income, other than capital gains, to the Fund’s shareholders in an amount at least equal to (1) the sum of (a) 90% of the Fund’s “real estate investment trust taxable income,” computed without regard to the dividends paid deduction and the Fund’s net capital gain, and (b) 90% of the Fund’s net after-tax income, if any, from foreclosure property minus (2) the sum of certain items of non-cash income.

Fair Value Measurements – ASC 820, Fair Value Measurements (“ASC 820”), defines fair value as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing the use of the most observable input when available. Observable inputs are inputs that market participants would use in pricing the asset and liability based on market data obtained from sources independent of the reporting entity; unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

A financial instrument level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value hierarchy, the hierarchy level is determined based on the lowest level input(s) that is (are) significant to the fair value measurement in its entirety.

Semi-Annual Report | December 31, 2025	19

Accordant ODCE Index Fund	Notes to Financial Statements

December 31, 2025 (Unaudited)

The three levels of the fair value hierarchy that prioritize inputs to the valuation methods are as follows:

Level 1 –	Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 –	Valuations based on quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.
Level 3 –	Valuations based on inputs that are unobservable and deemed significant to the overall fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

Investments in private real estate funds are valued at fair value based on the Fund’s applicable percentage of ownership of the investment companies’ reported net assets as of the measurement date, which is a practical expedient for valuation and does not require these investments to be categorized within the fair value hierarchy. In determining fair value, valuations provided by the underlying funds are utilized. The underlying funds value securities, real estate and other financial instruments at fair value. The estimated fair values of certain investments of the underlying funds, which may include private placements, real estate and other securities for which prices are not readily available, are determined by the general partner or sponsor of the respective investment company and may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the estimated fair values may differ significantly from the values that would have been used had a ready market existed for these investments. The fair value of the Fund’s investments in other investment companies generally represents the amount the Fund would expect to receive if it were to liquidate its investment in the other investment companies excluding any redemption charges that may apply.

The following table summarizes the inputs used as of December 31, 2025, for the Fund's assets measured at fair value:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Private Real Estate Investment Funds(a)	$–	$–	$–	$133,180,062
Short Term Investments	26,406,338	–	–	26,406,338
TOTAL	$26,406,338	$–	$–	$159,586,400

(a)	In accordance with ASC 820-10, certain investments that are measured at fair value using the NAV per share (or its equivalent), practical expedient, have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

For the six months ended December 31, 2025, the Fund did not use any significant unobservable inputs (Level 3) when determining fair value.

3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay the Adviser the Management Fee for services rendered under the Investment Advisory Agreement. The Management Fee is payable monthly in arrears. The Management Fee will be calculated at an annual rate of 0.60% of the Fund’s net assets.

The Adviser, the Sub-Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Operating Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the organizational and offering-related expenses of the Fund (the “O&O Expenses”) and the ordinary operating expenses of the Fund (excluding non-administrative expenses incurred by the Fund, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign tax, (iii) the Management Fee charged by the Adviser pursuant to the Investment Advisory Agreement, (iv) brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, (v) non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses (vi) distribution and servicing fees payable to participating broker-dealers, and (vii) platform fees, service fees, administrative fees or similar fees or expenses charged to the Fund by third-party broker-dealers, distribution platforms or custodians in connection with investor positions in the Fund (“Operating Expenses”) that exceed 0.50% of the Fund’s net assets (the “Expense Limitation”), as determined as of the end of each calendar month). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees the Adviser previously waived or Fund O&O Expenses or Operating Expenses reimbursed, subject to the limitations that: (1) the payment will be made if payable not more than three years from the date incurred with respect to O&O Expenses and Operating Expenses; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time of the waiver to be exceeded; and (3) the reimbursement is approved by the Fund’s Board of Trustees (the “Board”). Prior to the Conversion, IDR and the Fund entered into an operational expense limitation agreement under which IDR agreed, during the period July 1, 2023 and ending September 10, 2023 (the “Limitation Period”) to absorb the ordinary operating expenses of the Fund (excluding interest, brokerage commissions and extraordinary expenses of the Fund) that exceed 0.02% per quarter of the Fund’s net assets attributable to interest in the Fund at the end of the Limitation Period. In addition to the foregoing, amounts payable to the Sub-Adviser that were waived and/or reimbursed by the Sub-Adviser under any of the Fund’s prior Operational Expense Limitation Agreements with the Sub-Adviser (“Prior Operating Expenses”) and the Fund’s prior Organizational and Offering Expense Limitation Agreement with the Sub-Adviser (“Prior O&O Expenses," and together with Prior Operating Expenses, O&O Expenses, and Operating Expenses, "Fund Expenses") will be payable to the Sub-Adviser. The Fund has agreed to pay the Sub-Adviser in the amount of any fees that the Sub-Adviser previously waived or deferred under the prior Operational Expense Limitation Agreement and prior Organizational and Offering Expense Limitation Agreement, subject to the limitations that: (1) the payment will be made if payable not more than three years from the date incurred with respect to Prior O&O Expenses and Prior Operating Expenses; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time of the waiver to be exceeded; and (3) the reimbursement is approved by the Board.

20	www.accordantinvestments.com

Accordant ODCE Index Fund	Notes to Financial Statements

December 31, 2025 (Unaudited)

At December 31, 2025, the total amount of recoverable Fund expenses is $4,456,243, which expires as follows:

During the year ending December 31, 2026	$1,717,625
During the year ending December 31, 2027	$1,949,505
During the year ending December 31, 2028	$789,113

Sub-Advisory Agreements - Sub-advisory services are provided to the Fund pursuant to agreement between the Adviser and IDR. Under the terms of the sub-advisory agreement, the Adviser compensates the Sub-Adviser with a management fee equivalent to 0.30% per annum of the Fund's net assets at the end of the most recently completed calendar month for services provided under the Sub-Advisory agreement. Fees paid to the Sub-Adviser are not an expense of the Fund.

Fund Administrator and Accounting Fees and Expenses - The Adviser will also serve as the Fund’s administrator (in such capacity, the “Administrator”). The Administrator provides, or arranges for the provision of, the administrative services necessary for the Fund to operate. In accordance with the Administration Agreement (the “Administration Agreement”), the Fund has agreed to reimburse the Administrator for the costs and expenses it incurs in performing its obligations and providing personnel and facilities thereunder. The Administrator may provide the Fund such administrative services directly, or engage one or more third-party sub-administrators to provide the Fund such administrative services on its behalf. The Adviser has engaged SS&C GIDS, Inc. as a third-party sub-administrator to the Fund.

Transfer Agency Fees and Expenses - SS&C GIDS, Inc. serves as transfer agent, dividend disbursing agent and registrar with respect to the shares of the Fund.

Custody Fees and Expenses - UMB Bank, N.A. serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distribution and Shareholder Servicing Fees and Expenses - The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund.

The Distributor serves as principal underwriter of shares of the Fund. Participating broker-dealers will receive ongoing servicing fees of 0.25% of NAV per annum for Class A Shares (the “Servicing Fee”) payable monthly. No ongoing distribution, recordkeeping or servicing fees will be paid with respect to Class Y Shares. No ongoing distribution fees will be paid with respect to Class I Shares, although the Fund may pay recordkeeping or shareholder servicing fees to certain intermediaries with regards to Class I Shares.

Officer and Trustee Compensation - Each Independent Trustee receives an annual retainer of $75,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending Board meetings. None of the executive officers receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended December 31, 2025 were as follows:

In-Kind Purchases of Securities	Purchases of Securities	Proceeds from Sales of Securities
$-	$101,956,995	$1,538,197

Semi-Annual Report | December 31, 2025	21

Accordant ODCE Index Fund	Notes to Financial Statements

December 31, 2025 (Unaudited)

5. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid for the period ended December 31, 2025, were as follows:

2025	Ordinary Income	Long-Term Capital Gain	Return of Capital
Class I	$40,937	$13,514	$1,869,585
Class A	8	4	366
Class Y	21,993	7,260	1,004,390
Total	$62,938	$20,778	$2,874,341

The tax character of distributions paid for the period ended December 31, 2024, were as follows:

2024	Ordinary Income	Long-Term Capital Gain	Return of Capital
Class I	$110,270	$126,713	$1,010,617
Class A	32	36	302
Class Y	608	702	5,590
Total	$110,910	$127,451	$1,016,509

As of December 31, 2025, net unrealized depreciation of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
$3,576,030	$(4,273,333)	$(697,303)	$160,283,703

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the basis differences related to investments in partnerships.

22	www.accordantinvestments.com

Accordant ODCE Index Fund	Notes to Financial Statements

December 31, 2025 (Unaudited)

6. REPURCHASE OFFERS

As a closed-end interval fund, the Fund has adopted a fundamental policy pursuant to Rule 23c-3 under the 1940 Act in which it offers to repurchase at a NAV no less than 5% and at most 25% of the outstanding shares of the Fund once each quarter. In the event that a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares tendered on a pro-rata basis. The Fund may, in its sole discretion, and for administrative convenience, accept all shares tendered by shareholders who own less than 200 shares and who tender all of their shares, before prorating other amounts tendered. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. Shareholders will receive written notice of each quarterly repurchase offer ("Repurchase Offer Notice") that includes the date the repurchase offer period ends ("Repurchase Request Deadline") and the date the repurchase price will be determined ("Repurchase Pricing Date"). Shares will be repurchased at the NAV per share determined on the Repurchase Pricing Date.

During the six months ended December 31, 2025, the Fund conducted the following repurchase offers:

						Percentage of
	Repurchase		Net Asset Value			Outstanding
	Request	Repurchase	as of Repurchase	Shares	Amount	Shares
Commencement Date	Deadline	Pricing Date	Offer Date	Repurchased	Repurchased	Repurchased
July 15, 2025	August 5, 2025	August 5, 2025	$9.23	106,104	$979,342	2.079%
October 14, 2025	November 5, 2025	November 5, 2025	$9.27	201,170	$1,864,849	1.198%

During the year ended June 30, 2025, the Fund conducted the following repurchase offers:

						Percentage of
	Repurchase		Net Asset Value			Outstanding
	Request	Repurchase	as of Repurchase	Shares	Amount	Shares
Commencement Date	Deadline	Pricing Date	Offer Date	Repurchased	Repurchased	Repurchased
July 16, 2024	August 6, 2024	August 6, 2024	$9.39	328,214	$3,072,080	8.941%
October 15, 2024	November 5, 2024	November 5, 2024	$9.28	37,326	$346,381	1.081%
January 14, 2025	February 4, 2025	February 4, 2025	$9.32	185,959	$1,733,135	4.504%
April 15, 2025	May 6, 2025	May 6, 2025	$9.28	151,664	$1,407,444	3.650%

7. CREDIT FACILITY

On January 10, 2025, the Fund entered into a one-year $2.0 million credit and security agreement (the “Credit Facility”) with TriState Capital Bank that matures on January 9, 2026. All of the Fund’s investments are designated as collateral on the credit and security agreement. Borrowings under the Credit Facility bear interest at a rate of one-month SOFR plus 2.75%. Prior to January 10, 2025, the predecessor credit amount was for $2.0 million bearing interest at a rate of one-month SOFR plus 2.75%.There are no outstanding borrowings under the Credit Facility during the six months ended December 31, 2025.

8. PRINCIPAL RISK FACTORS

The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Credit Risk – Financial assets which potentially expose the Fund to credit risk consist principally of cash and investments. The Fund, at times, may maintain deposits with a single high-quality financial institution in amounts that are in excess of federally insured limits; however, the Fund has not experienced, nor does it anticipate, incurring any losses in its cash accounts. Investments in other investment companies are subject to credit risk should those other investment companies be unable to fulfill their redemption obligations.

Distribution Policy Risk – The Fund’s distribution policy is to make quarterly distributions to shareholders. All distributions will be paid at the sole discretion of the Board and will depend on the Fund’s earnings, financial condition, maintenance of REIT status, compliance with applicable investment company regulations and such other factors as the Board may deem relevant from time to time. In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may pay its distributions from the proceeds of the offering or from borrowings in anticipation of future cash flow, which may constitute a return of capital. Such a return of capital is not immediately taxable, but reduces a shareholder’s tax basis in the Fund’s shares, which may result in a shareholder recognizing more gain (or less loss) when its shares are sold. Distributions from the proceeds of the Fund’s offering or from borrowings also could reduce the amount of capital the Fund ultimately invests in its investments.

Semi-Annual Report | December 31, 2025	23

Accordant ODCE Index Fund	Notes to Financial Statements

December 31, 2025 (Unaudited)

Limited Liquidity – Shareholders will have limited rights to redeem capital from the Fund. As a result, a Shareholder that desires to liquidate his or her investment in the Fund may be unable to do so within a given timeframe, if at all. Therefore, Shareholders must be prepared to bear the financial risks of an investment in shares of the Fund for an indefinite period of time.

LIBOR Risk – The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). Certain LIBORs were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future use of LIBOR, and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined, and it is not possible to completely identify or predict any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The termination of certain Reference Rates presents risks to the Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions. While some instruments in which the Fund invests may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments in which the Fund invests may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund.

Market Risk – The Fund invests in other investment companies which are subject to the terms of the respective investment companies’ agreements, private placement memoranda and other governing agreements. The Fund’s investments in other investment companies are subject to the market and credit risks of investments held by those entities. The Fund bears the risk of loss only to the extent of the cost of its respective investment in the other investment companies.

In addition, the following risks may affect real estate markets generally or specific assets and include, without limitation, general economic and social climate, regional and local real estate conditions, the supply of and demand for properties, the financial resources of tenants, competition for tenants from other available properties, the ability of the Index Component Funds to manage the real properties, changes in building, environmental, tax or other applicable laws, changes in real property tax rates, changes in interest rates, negative developments in the economy that depress travel activity, uninsured casualties, natural disasters and other factors which are beyond the control of the Fund, and the Adviser. Furthermore, changes in interest rates or the availability of debt may render the investment in real estate assets difficult or unattractive.

Moreover, certain expenditures associated with real estate, such as taxes, debt service, maintenance costs and insurance, tend to increase and, in most cases, are not decreased by events adversely affecting rental revenues such as an unforeseen downturn in the real estate market, a lack of investor confidence in the market or a softening of demand. Thus, the cost of operating a property may exceed the rental income thereof. Insurance to cover losses and general liability in respect of properties may not be available or may be available only at prohibitive costs to cover losses from ongoing operations and other risks such as terrorism, earthquake, flood or environmental contamination. Although the Fund intends to confirm that the Index Component Funds in which it invests maintain comprehensive insurance on its investments in amounts sufficient, in a commercially reasonable manner, to permit replacement in the event of total loss, certain types of losses are uninsurable or are not economically insurable, and the Fund will have no control over whether such insurance is maintained.

Non-Diversified Status – The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund has a fundamental policy to invest, under normal circumstances, more than 25% of its total assets in real estate-related investments, including real estate investment vehicles that in turn hold real estate-related investments, or companies that otherwise operate in the real estate industry. In addition, the Fund's focus on investments in REITs in accordance with its investment objective and strategies makes the Fund vulnerable to a downturn in the real estate sector generally, or to specific events or circumstances, including a rise in borrowing costs for real estate assets, that may materially and adversely impact the real estate investment sector. Any such impact on the real estate investment sector would likely materially and adversely affect the Fund's results of operations and financial condition.

24	www.accordantinvestments.com

Accordant ODCE Index Fund	Notes to Financial Statements

December 31, 2025 (Unaudited)

REIT Risk – The Fund will operate in a manner consistent with REIT qualification rules; however, there can be no assurance that the Fund will qualify as a REIT or that it will remain so qualified. Determining whether the Fund qualifies as a REIT involves the application of highly technical and complex provisions of the Code to the Fund's operations for which there are only limited judicial and administrative interpretations. In addition, determining whether the Fund qualifies as a REIT will involve numerous factual determinations concerning matters and circumstances not entirely within the Fund's control.

9. ACCOUNTING PRONOUNCEMENT

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker, clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements.

Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Fund. The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights. The chief operating decision maker is the Adviser's Executive Committee comprising of the CEO, COO, CFO and General Counsel.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

On January 7, 2026, the Fund amended its Credit and Security Agreement Terms and Conditions with TriState Capital Bank to expand the credit line from $2.0 million to $5.0 million. All of the Fund’s investments are designated as collateral on the credit and security agreement and borrowings bear interest at a rate of one-month SOFR plus 2.75%.

As outlined in the Fund’s Quarterly Repurchase Offer Notice dated January 20, 2026, the Fund offered to repurchase at least 5% of its outstanding shares at the net asset value of such shares on February 10, 2026. The Fund repurchased approximately 0.31% of the total number of shares of Class I tendered for repurchase by the repurchase deadline, which resulted in 54,392.672 shares being repurchased for $503,676.13.

Management has determined that there were no additional subsequent events to report through the issuance of these financial statements.

Semi-Annual Report | December 31, 2025	25

Accordant ODCE Index Fund	Shareholder Meeting Results

December 31, 2025 (Unaudited)

A special meeting of the shareholders of Accordant ODCE Index Fund (formerly, IDR Core Property Index Fund Ltd) (the “Fund”) was held on August 31, 2023. At the meeting, the following proposals were approved:

1.	To approve a new investment advisory agreement between the Fund and Accordant Investments LLC (“Accordant Investments” or the “Adviser”), pursuant to which Accordant Investments serves as the investment adviser to the Fund;

Votes Received

In Favor	Against/Withheld	Abstain	Broker Non-Vote
1,904,916.54	9,228.84	0.00	0.00

2.	To approve a new sub-advisory agreement, by and among Accordant Investments, the Fund and IDR Investment Management, LLC (“IDR” or the “Sub-Adviser”);

Votes Received

In Favor	Against/Withheld	Abstain	Broker Non-Vote
1,904,916.54	9,228.84	0.00	0.00

3.	To approve a new expense limitation and reimbursement agreement by and among the Fund, Accordant Investments and IDR;

Votes Received

In Favor	Against/Withheld	Abstain	Broker Non-Vote
1,900,667.69	9,228.84	4,248.85	0.00

4.	To approve the conversion of the Fund from a Maryland corporation to a Delaware statutory trust in accordance with the Plan of Conversion;

Votes Received

In Favor	Against/Withheld	Abstain	Broker Non-Vote
1,901,448.83	12,696.55	0.00	0.00

5.	To approve the Fund’s Declaration of Trust and By-laws;

Votes Received

In Favor	Against/Withheld	Abstain	Broker Non-Vote
1,904,916.54	9,228.84	0.00	0.00

6.	To approve a change in the Fund’s investment objective and make the investment objective non-fundamental;

Votes Received

In Favor	Against/Withheld	Abstain	Broker Non-Vote
1,879,228.53	20,871.85	14,044.99	0.00

7.       To approve the adoption of a fundamental policy to make quarterly repurchase offers for the Fund’s shares;

Votes Received

In Favor	Against/Withheld	Abstain	Broker Non-Vote
1,893,371.54	9,228.84	11,544.99	0.00

8.	To approve certain changes to make the Fund’s current fundamental investment policy to invest, under normal circumstances, at least 80% of its total assets in real estate investment vehicles that comprise the NFI-ODCE X Index a non-fundamental investment policy, and modify the reference index to the NFI-ODCE Index;

Votes Received

In Favor	Against/Withheld	Abstain	Broker Non-Vote
1,893,284.62	16,611.91	4,248.85	0.00

26	www.accordantinvestments.com

Accordant ODCE Index Fund	Shareholder Meeting Results

December 31, 2025 (Unaudited)

9.	To approve a modification of the Fund’s fundamental investment policy regarding investment concentration;

Votes Received

In Favor	Against/Withheld	Abstain	Broker Non-Vote
1,890,237.32	16,611.91	7,296.15	0.00

10.	To elect five (5) individuals as directors, with each to serve as a member of the Board of Directors of the Fund and each of whom commenced his term upon election at the Meeting for an indefinite term and until his successor is duly elected and qualifies;

Nominee Votes	In Favor	Votes Received Against/Withheld	Abstain
David Canter	1,904,916.54	0.00	9,228.84
Geoffrey Dohrmann	1,904,916.54	0.00	9,228.84
Dan McNamara	1,904,916.54	0.00	9,228.84
Greg Stark	1,904,916.54	0.00	9,228.84
R. Byron Carlock, Jr.	1,894,916.54	0.00	19,228.84

11.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Votes Received

In Favor	Against/Withheld	Abstain	Broker Non-Vote
1,904,916.54	9,228.84	0.00	0.00

Semi-Annual Report | December 31, 2025	27

Accordant ODCE Index Fund	Additional Information

December 31, 2025 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 888.778.7781, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to underlying portfolio securities is available without charge upon request by calling toll-free 888.778.7781, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings quarterly with the SEC as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov.

28	www.accordantinvestments.com

Accordant ODCE Index Fund	Service Providers

December 31, 2025 (Unaudited)

Investment Adviser

Accordant Investments LLC

6710 E. Camelback Rd., Suite 100, Scottsdale, AZ 85251

Investment Sub-Adviser

IDR Investment Management, LLC

3 Summit Park Drive, Suite 450, Independence, OH 44131

Administrator

SS&C GIDS, Inc.

1055 Broadway, 7th Floor, Kansas City, MO 64105

Custodian

UMB Bank, N.A.

928 Grand Blvd 10th Floor, Kansas City, MO 64106

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800, Cleveland, OH 44115

Legal Counsel

Dechert LLP

633 West 5th Street, Suite 4900

Los Angeles, CA 90071-2032

Transfer Agent and DRIP Administrator

SS&C GIDS, Inc.

1055 Broadway, 7th Floor, Kansas City, MO 64105

Distribution of the fund is provided by ALPS Distributors, Inc.

Semi-Annual Report | December 31, 2025	29

Accordant ODCE Index Fund	Privacy Notice

December 31, 2025 (Unaudited)

Effective Date: May 2025

Scope: The Accordant Privacy Notice applies to Accordant Investments LLC (“Accordant”), its subsidiaries, affiliates, and any current or future fund or investment sponsored by Accordant. There may be links from the Accordant website to other third-party websites which may have different privacy policies.

Information Collection: This Privacy Notice describes how Accordant and our service providers protect your personal and financial information that we collect in the course of providing our financial services. The Personal Information that you provide will be available to Accordant, its agents, representatives, and third-party service providers to be used to respond to your inquiries and those purposes that may be reasonably inferred by your provision of such Personal Information. The types of personal information we collect and share depend on the investment you have with us. This information can include:

●	Information we receive from you on Applications, Subscription Agreements, and Other Forms
●	Social Security number and Income
●	Employment and Residential Information
●	Email Address
●	Accordant Website Passwords
●	Account Money and Security Balances
●	Transaction Detail History
●	Custodians
●	Age, Marital Status, Employment History, Dependents
●	Investment Objectives, Goals, & Risk Tolerance
●	Credit History and Credit Scores from third parties

Information Disclosure: Accordant does not disclose any nonpublic information about our customers or former customers to anyone, except as permitted or required by law. For example, we disclose information, as permitted by law, to our affiliates for everyday business purposes. We may disclose your personal information to non-affiliated service providers who perform business functions on our behalf — the actions necessary by financial companies to run their business and manage customer accounts, such as processing transactions, mailing, and auditing services, responding to court orders and legal investigations. These companies are required to sign confidentiality agreements with Accordant. In addition, we disclose information, as permitted or required by law, to governmental and regulatory agencies such as the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service (“IRS”). We will make disclosures to comply with a legal summons, court order, subpoena or similar legal process, fraud investigation, audit or examination. Finally, we are permitted to disclose information if you have provided your written consent.

Information Protection: To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings as well as programs to detect, prevent and, as necessary, respond to attacks or unauthorized access to confidential information. Messages and information over the internet may not be secure. Please consider the security of your personal or confidential information when communicating over the Accordant website. Please note the Accordant Website has a separate privacy policy which can be found athttps://www.accordantinvestments.com/privacy-policy. The Accordant Website also collects additional personal information automatically through technology and details around the collection of this information is found in the Accordant website privacy policy.

Annual Notice: Accordant will provide a privacy notice annually as long as you maintain an account with us. Accordant reserves the right to make changes to this policy. You can always review our current policy by contacting us for a copy at info@accordantinvestments or calling us at +1 (888) 778-7781. Accordant does not sell or rent personal information to any third party.

30	www.accordantinvestments.com

(b)	The following is a copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3):

6710 E. Camelback Rd., Ste 100

Scottsdale, AZ 85251

NOTICE: Shareholder Report(s) Available on the Internet

SEMI-ANNUAL REPORT
December 31, 2025

A Note to Our Shareholders,

Important Shareholder Report(s) available online and in print by request.

Important information about the fund(s), listed below, is contained within the report(s). This includes portfolio holdings and financial statements. Please review your shareholder report(s) by visiting:

www.accordantinvestments.com/documents__forms

Fund Name

Accordant ODCE Index Fund

INVESTOR COMMUNICATIONS

Questions about the report or wishing to have a report mailed to you? As a shareholder, you may elect to have this report or all future reports mailed to you at no additional cost. Please contact 1-888-778-7781, call your financial professional or visit www.accordantinvestments.com/documents__forms to download your digital copy. Please note that you will not receive a paper copy unless you call and request one.

E-DELIVERY: Wishing to enroll and receive future report(s) and other fund communications emailed to you?

Sign-up by calling 1-888-778-7781 or visiting

https://www.accordantinvestments.com.

Item 2.	Code of Ethics.

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual reports.

(b)	Not Applicable

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16.	Controls and Procedures.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable to semi-annual reports.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of principal executive officers and principal financial officers pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Accordant ODCE Index Fund

By:	/s/ Greg Stark
Greg Stark, President
(Chief Executive Officer)

Date:	March 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Greg Stark
Greg Stark, President
(Chief Executive Officer)

Date:	March 5, 2026

By:	/s/ James Hime
James Hime
(Chief Financial Officer)

Date:	March 5, 2026